UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2007
ASPREVA PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

000-51169 (Commission File Number)	98-0435540 (IRS Employer Identification No.)
1203-4464 Markham Street
Victoria, British Columbia, Canada V8Z 7X8
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (250) 744-2488
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
On October 17, 2007, Aspreva Pharmaceuticals Corporation (“Aspreva”) entered into a definitive Combination Agreement (the “Combination Agreement”) with Galenica AG, a diversified global healthcare company headquartered in Bern, Switzerland (“Galenica”), and Galenica Canada Ltd., a wholly-owned Canadian subsidiary of Galenica (“Galenica Canada”). Pursuant to the Combination Agreement, and upon the terms and subject to the conditions thereof, Galenica Canada will acquire all of the outstanding common shares of Aspreva for US$26.00 per share in cash (the “Acquisition”). In addition, pursuant to the Combination Agreement, each holder of an outstanding option to acquire common shares of Aspreva will be entitled to receive, with respect to each common share of Aspreva underlying such options, a cash payment equal to the excess, if any, of US$26.00 per share in cash over the exercise price payable under such option.
The Acquisition has been unanimously approved by Aspreva’s Board of Directors, following receipt of the recommendation of a special committee of Aspreva’s Board of Directors. Aspreva’s Board of Directors has resolved to recommend to Aspreva’s shareholders that they vote in favor of a resolution approving the Acquisition. In determining to recommend the Acquisition to Aspreva shareholders, Aspreva’s Board of Directors considered a number of factors and received fairness opinions from Aspreva’s financial advisors, Lazard Frères & Co. LLC and Lehman Brothers Inc. to the effect, and subject to the assumptions and conditions set forth in such opinions, that the consideration to be received by the holders of common shares of Aspreva in the Acquisition is fair to such holders from a financial point of view.
The Acquisition is to be carried out by way of statutory plan of arrangement and will be subject to the approval of 66-2/3% of the votes cast by holders of common shares of Aspreva and options to acquire common shares of Aspreva at a meeting of shareholders and optionholders that is currently anticipated to take place in December 2007. The closing of the Acquisition is subject to a number of other closing conditions, including court and regulatory approvals. The Acquisition is expected to be consummated on January 3, 2008 shortly after receipt of shareholder and court approvals.
A copy of the Combination Agreement is attached as Exhibit 2.1 to this Current Report and is incorporated herein by reference. The foregoing description of the Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the Combination Agreement.
The Combination Agreement has been included to provide investors and shareholders with information regarding the terms of the Acquisition. It is not intended to provide any other factual information about Aspreva. The Combination Agreement contains representations and warranties that the parties to the Combination Agreement made to (and solely for the benefit of) each other. These representations and warranties have been negotiated with the principal purposes of establishing the circumstances in which a party may have the right not to consummate the Acquisition (based on the closing conditions in the Combination Agreement that relate to the accuracy of such representations and warranties), rather than establishing matters as facts. The assertions embodied in such representations and warranties are qualified by information contained in the confidential disclosure letter that Aspreva has delivered to Galenica and Galenica Canada in connection with signing the Combination Agreement. Accordingly, investors and shareholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the Combination Agreement and are modified in important part by the underlying confidential disclosure letter. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Combination Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.
A copy of a press release issued by Aspreva on October 17, 2007 concerning the foregoing is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01. Other Events.
Concurrently with the entering into of the Combination Agreement, Aspreva’s directors and officers, as well as Aspreva’s largest shareholder, who collectively hold approximately 30 percent of the outstanding common shares of Aspreva, have entered into support agreements with Galenica pursuant to which they have agreed to vote in favor of the Acquisition at the special meeting of Aspreva’s shareholders and optionholders The support agreements would terminate in the event that the Combination Agreement were terminated for any reason, including any termination by Aspreva in order to permit it (in accordance with the Combination Agreement and subject to payment by Aspreva of a termination fee) to enter into an alternative transaction not solicited by Aspreva and determined by the Board of Directors to be more favorable to the Company or the holders of common shares, from a financial point of view, than the Acquisition.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable securities laws in Canada (collectively, “forward-looking statements”). The words “anticipates”, “believes”, “budgets”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “might”, “plans”, “projects”, “schedule”, “should”, “will”, “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this news release include, but are not limited to, statements about: the potential acquisition of Aspreva by Galenica in the Acquisition; a special meeting of Aspreva’s shareholders to consider the Acquisition, expected to occur in December 2007; and the approval of the Acquisition by Aspreva’s shareholders and optionholders and the Canadian regulatory authorities.
With respect to the forward-looking statements contained in this Current Report on Form 8-K, Aspreva has made numerous assumptions regarding, among other things: Galenica’s ability to finance the Acquisition valued at USD$26.00 per outstanding share; the ability of Aspreva and Galenica to satisfy all of the closing conditions to complete the Acquisition; Aspreva’s ability to protect its intellectual property rights and to not infringe on the intellectual property rights of others; and Aspreva’s ability to comply with applicable governmental regulations and standards. Readers are cautioned that the plans, intentions or expectations disclosed in any forward-looking statements and underlying assumptions may not be achieved and that they should not place undue reliance on any forward-looking statement. Actual results or events could differ materially from the plans, intentions, expectations, and assumptions expressed or implied in any forward-looking statements as a result of numerous risks, uncertainties and other factors, including those relating to: the possibility of not satisfying all of the closing conditions to complete the Acquisition; the possibility that Aspreva’s shareholders do not approve the Acquisition at the special meeting of shareholders; risks related to integration of acquisitions; difficulties or delays in obtaining regulatory approvals; competition from other pharmaceutical or biotechnology companies; economic and capital market conditions; and currency exchange rates.
For a more thorough discussion of the risks associated with Aspreva’s business, see the “Risk Factors” section in Aspreva’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, filed with the U.S. Securities and Exchange Commission at www.sec.gov and with securities regulatory authorities in Canada at www.sedar.com. Although Aspreva has attempted to identify important risks, uncertainties and other factors that could cause actual results or events to differ materially from those expressed or implied in the forward-looking statements, there may be other factors that cause actual results or events to differ from those expressed or implied in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and Aspreva undertakes no obligation to revise or update any forward-looking statements as a result of new information, future events or otherwise after the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Description
2.1	Combination Agreement, dated as of October 17, 2007, among Galenica AG, Galenica Canada Ltd. and Aspreva Pharmaceuticals Corporation

99.1	Press release of Aspreva Pharmaceuticals Corporation, dated October 17, 2007

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPREVA PHARMACEUTICALS CORPORATION
Dated: October 18, 2007	By:	/s/ Bruce G. Cousins
Bruce G. Cousins
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Number	Description
2.1	Combination Agreement, dated as of October 17, 2007, among Galenica AG, Galenica Canada Ltd. and Aspreva Pharmaceuticals Corporation

99.1	Press release of Aspreva Pharmaceuticals Corporation, dated October 17, 2007